UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2008

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30833	04-3110160
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Manning Road, Billerica, MA 01821

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 663-3660

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 435 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 2.01.                                          Completion of Acquisition or Disposition of Assets

As described in the Current Report on Form 8-K of Bruker Corporation (the “Company”) dated February 21, 2008 (the “Initial 8-K”), on February 26, 2008, the Company completed the acquisition of all of the outstanding equity of  the companies comprising the Bruker BioSpin Group from the Bruker BioSpin Group shareholders for total consideration valued at $914.0 million, of which  approximately $388.0 million was paid in cash and approximately $526.0 million was paid in restricted unregistered shares of Company common stock, based on the trailing ten trading day average closing price of its common stock ending two days prior to the signing of the transaction agreements of $9.14 per share. Pursuant to the terms of the transaction agreements, the Company issued an agreed-upon number of 57,544,872 shares of unregistered stock, with a market value as of February 25, 2008 of approximately $624.9 million, to the Bruker BioSpin Group shareholders.

This amendment to the Initial 8-K is submitted to include the financial statements and pro forma financial information required by Item 9.01, which were omitted from the disclosure contained in the Initial 8-K pursuant to paragraph (a)(4) of Item 9.01.

Item 9.01.                                          Financial Statements and Exhibits

(a)          Financial Statements of Businesses Acquired

The audited combined financial statements of the Bruker BioSpin Group for the three years ended December 31, 2007 are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

(b)          Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of Bruker Corporation, giving effect to the acquisition of the Bruker BioSpin Group, are attached hereto as Exhibit 99.3 and are incorporated by reference herein.

(d)          Exhibits

Number

23.1	Consent of Ernst & Young LLP

99.2	Audited Combined Financial Statements of the Bruker BioSpin Group for the three years ended December 31, 2007

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2007 Unaudited Pro Forma Condensed Combined Statements of Operations for the three years ended December 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION (Registrant)

Date: April 11, 2008	By:	/s/ WILLIAM J. KNIGHT
William J. Knight Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Exhibit Name
23.1	Consent of Ernst & Young LLP

99.2	Audited Combined Financial Statements of the Bruker BioSpin Group for the three years ended December 31, 2007

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2007 Unaudited Pro Forma Condensed Combined Statements of Operations for the three years ended December 31, 2007